© Freddie Mac Fourth Quarter 2022 Financial Results Supplement February 22, 2023 Exhibit 99.2

© Freddie Mac 2 Financial Highlights $5.6 $5.8 $5.4 $5.2 $4.8 $2.7 $3.8 $2.5 $1.3 $1.8 Net revenues Net income 4Q21 1Q22 2Q22 3Q22 4Q22 Net revenues and net income $ Billions ▪ Net income of $1.8 billion for the fourth quarter of 2022, a decrease of 36% year-over-year, primarily driven by lower net revenues and a credit reserve build in Single-Family. ▪ Net revenues of $4.8 billion for the fourth quarter of 2022, a decrease of 13% year-over-year, primarily driven by a decline in non-interest income.

© Freddie Mac 3 $3,207 $3,299 $3,343 $3,387 $3,415 $2,792 $2,884 $2,928 $2,971 $2,986 $415 $415 $415 $416 $429 Single-Family mortgage portfolio Multifamily mortgage portfolio 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 Mortgage Portfolio Balances Mortgage portfolio1 UPB in $ Billions 6% YoY increase 3% YoY increase 7% YoY increase ▪ Total mortgage portfolio increased 6% year-over-year to $3.4 trillion, driven by a 7% increase in the Single- Family mortgage portfolio and a 3% increase in the Multifamily mortgage portfolio.

© Freddie Mac 4 $37.0 $107.9 $140.2 Net worth Senior preferred stock liquidation preference Remaining Treasury funding commitment As of December 31, 2022 Conservatorship Matters Pursuant to the Purchase Agreement, Freddie Mac will not be required to pay a dividend to Treasury until it has built sufficient capital to meet the capital requirements and buffers set forth in the Enterprise Regulatory Capital Framework (ERCF). Draws and dividend payments $ Billions Net worth, liquidation preference, and Treasury funding commitment $ Billions $71.6 $119.7 Cumulative draws from Treasury Cumulative dividend payments to Treasury As of December 31, 2022 2

© Freddie Mac 5 National home prices increased by an average of 4.1% over the past year 3.11% 4.67% 5.70% 6.70% 6.42% 0.05% 0.16% 1.09% 2.47% 4.06% 30-year mortgage rate, based on Primary Mortgage Market Survey (PMMS) SOFR 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 Key Economic Indicators Quarterly ending interest rates SOFR interest rates are 30-day average rates.

© Freddie Mac 6 $2,792 $2,884 $2,928 $2,971 $2,986 4Q21 1Q22 2Q22 3Q22 4Q22 0.81% 0.73% 0.81% 0.79% 0.94% 0.20% 0.20% 0.19% 0.20% 0.24% 1.12% 0.92% 0.76% 0.67% 0.66% One month past due Two months past due Seriously delinquent 4Q21 1Q22 2Q22 3Q22 4Q22 $271 $207 $138 $121 $75 $111 $93 $86 $98 $63 $160 $114 $52 $23 $12 47 49 52 54 51 Home purchase Refinance 4Q21 1Q22 2Q22 3Q22 4Q22 Single-Family Financial Highlights and Key Metrics $4.7 $5.2 $4.9 $4.4 $4.2 $2.2 $3.4 $2.2 $0.8 $1.5 Net revenues Net income 4Q21 1Q22 2Q22 3Q22 4Q22 Net revenues and net income $ Billions 7% YoY increase Mortgage portfolio UPB in $ Billions Average estimated guarantee fee rate on new acquisitions (bps)3 Delinquency rates New business activity UPB in $ Billions

© Freddie Mac 7 71% 72% 75% 78% 78% 4Q21 1Q22 2Q22 3Q22 4Q22 41% 45% 62% 80% 84% 31% 33% 28% 16% 12%28% 22% 10% 4% 4% Home purchase Cash-out refinance Other refinance 4Q21 1Q22 2Q22 3Q22 4Q22 748 746 744 747 747 4Q21 1Q22 2Q22 3Q22 4Q22 13% 15% 17% 19% 22% 4Q21 1Q22 2Q22 3Q22 4Q22 New business activity with debt-to-income ratio > 45% Weighted average original loan-to-value ratio (OLTV) Weighted average original credit score Single-Family Loan Purchase Credit Characteristics Loan purpose

© Freddie Mac 8 UPB covered by new CRT issuance $ Billions $242 $208 $151 $136 $58 4Q21 1Q22 2Q22 3Q22 4Q22 Mortgage portfolio with credit enhancement UPB in $ Billions $1,491 $1,594 $1,726 $1,803 $1,83253% 55% 59% 61% 61% UPB Percentage 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 Single-Family Credit Risk Transfer

© Freddie Mac 9 $25 $15 $15 $14 $29 4Q21 1Q22 2Q22 3Q22 4Q22 0.08% 0.12% 0.25% 0.15% 1.41% 0.92% 0.00% Freddie Mac (60+ day) FDIC insured institutions (90+ day) MF CMBS market (60+ day) ACLI investment bulletin (60+ day) 4Q21 1Q22 2Q22 3Q22 4Q22 Multifamily delinquency rates $415 $415 $415 $416 $429 4,652 4,616 4,562 4,523 4,586 Mortgage portfolio Total unit count (in thousands) 4Q21 1Q22 2Q22 3Q22 4Q22 Multifamily Financial Highlights and Key Metrics Net revenues and net income $ Billions $0.9 $0.6 $0.5 $0.8 $0.6$0.5 $0.4 $0.3 $0.5 $0.3 Net revenues Net income 4Q21 1Q22 2Q22 3Q22 4Q22 (89%) New business activity $ Billions Mortgage portfolio UPB in $ Billions 3% YoY increase The delinquency rate for FDIC insured institutions is as of September 30, 2022 (latest available information). New business activity subject to the FHFA loan purchase cap of $70 billion for 2021 and $78 billion for 2022.

© Freddie Mac 10 Acquisitions of units by area median income (AMI) (% of eligible units acquired) 25% 53% 53% 44% 34% 32% 28% 27% 31% 33% 34% 16% 17% 21% 28% 9% 3% 3% 4% 5% ≤60% >60% to ≤80% >80% to ≤120% >120% 4Q21 1Q22 2Q22 3Q22 4Q22 1.33 1.33 1.33 1.31 1.25 67% 67% 63% 59% 58% Weighted average ODSCR Weighted average OLTV ratio 4Q21 1Q22 2Q22 3Q22 4Q22 Multifamily New Business Characteristics (89%) Weighted average original debt service coverage ratio (ODSCR) and weighted average OLTV ratio

© Freddie Mac 11 $389 $389 $397 $394 $398 94% 94% 96% 95% 93% UPB Percentage 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 Mortgage portfolio with credit enhancement UPB in $ Billions $23 $14 $21 $11 $16 4Q21 1Q22 2Q22 3Q22 4Q22 Multifamily Credit Risk Transfer UPB covered by new CRT issuance $ Billions

© Freddie Mac 12 62 49 37 28 22 17 10 8 6 6 39 23 16 12 10 6 16 13 10 6 Forbearance and other Payment deferral plans Loan modifications 4Q21 1Q22 2Q22 3Q22 4Q22 Number of families Freddie Mac helped to own or rent a home4 In Thousands Housing Market Support 1,178 834 616 542 504 598 412 205 95 52 357 279 263 297 200 223 143 148 150 252 Single-Family refinance borrowers Single-Family home purchase borrowers Multifamily rental units 4Q21 1Q22 2Q22 3Q22 4Q22 Other includes repayment plans and foreclosure alternatives. 6 Number of Single-Family loan workouts5 In Thousands 6 6

© Freddie Mac 13 Endnotes 1 Based on unpaid principal balances (UPB) of mortgage loans held-for-investment, mortgage loans held-for-sale, and mortgage loans underlying our mortgage-related guarantees. 2 Includes the initial $1 billion liquidation preference of the senior preferred stock issued to Treasury in September 2008, the $71.6 billion of draws from Treasury, and the $35.2 billion in increases to our Net Worth Amount pursuant to the Purchase Agreement. 3 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Net of the legislated 10 basis point fee remitted to Treasury pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 as extended by the Infrastructure Investment and Jobs Act. 4 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 5 Consists of both home retention actions and foreclosure alternatives. 6 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

© Freddie Mac 14 Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-Family and Multifamily segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends including, but not limited to, changes in observed and forecasted house price appreciation, its market share, the effect of legislative and regulatory developments and new accounting guidance, the credit quality of loans the company owns or guarantees, the costs and benefits of the company’s CRT transactions, the effects of natural disasters, other catastrophic events, and significant climate change effects and actions taken in response thereto on its business, results of operations, and financial condition. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments, and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury, and Congress) and state and local governments, changes in the fiscal and monetary policies of the Federal Reserve, and the impacts of legislation or regulations and new or amended accounting guidance, that could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2022, which is available on the Investor Relations page of the company’s website at www.freddiemac.com and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.